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SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report - May 17, 2002

SUN BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	0-14745	23-2233584
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2 South Market Street Selinsgrove, Pennsylvania	17870
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number (Including Area Code) (570) 374-1131

N/A

(Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant.

        Not Applicable

Item 2. Acquisition or Disposition of Assets.

        Not Applicable

Item 3. Bankruptcy or Receivership.

        Not Applicable

Item 4. Changes in Registrant's Certifying Accountant

        On May 10, 2002, the registrant engaged PriceWaterhouseCoopers LLP to act as the Registrant's certifying accountant for the fiscal year ended December 31, 2002.

Item 5. Other Events.

        Not Applicable.

Item 6. Resignations of Registrant's Directors.

        Not Applicable.

Item 7. Financial Statements and Exhibits.

        Not Applicable.

Item 8. Change in Fiscal Year.

        Not Applicable.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN BANCORP, INC. (Registrant)
Dated: May 17, 2002	By:	/s/ ROBERT J. MCCORMACK Robert J. McCormack President & Chief Executive Officer (Principal Executive Officer)
Dated: May 17, 2002	By:	/s/ WILMER D. LEINBACH Wilmer D. Leinbach Exec. VP & Chief Financial Officer (Principal Financial Officer)

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  Item 1. Changes in Control of Registrant.
  Item 2. Acquisition or Disposition of Assets.
  Item 3. Bankruptcy or Receivership.
  Item 4. Changes in Registrant's Certifying Accountant
  Item 5. Other Events.
  Item 6. Resignations of Registrant's Directors.
  Item 7. Financial Statements and Exhibits.
  Item 8. Change in Fiscal Year.